UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 23, 2008

CENTRAL JERSEY BANCORP
(Exact name of registrant as specified in charter)

New Jersey	0-49925	22-3757709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1903 Highway 35, Oakhurst, New Jersey	07755
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (732) 663-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On December 23, 2008 (the “Closing Date”), as part of the Troubled Asset Relief Program Capital Purchase Program (the “Program”) of the U.S. Department of Treasury (the “Treasury”), Central Jersey Bancorp (the “Company”), the parent company of Central Jersey Bank, N.A., entered into a Letter Agreement (the “Letter Agreement”), including a Securities Purchase Agreement – Standard Terms, attached thereto (the “Securities Purchase Agreement”), with the Treasury, pursuant to which the Company issued and sold, and the Treasury purchased, (i) 11,300 shares of the Company’s Fixed Rate Cumulative Perpetual Senior Preferred Stock, Series A, having a liquidation preference of $1,000 per share (the “Preferred Shares”), and (ii) a  warrant (the “Warrant”) with a term of ten (10) years to purchase up to 268,621 of the Company’s common stock, $0.01 par value (“Common Stock”), at an exercise price of $6.31 per share and subject to anti-dilution adjustments, for an aggregate purchase price of $11.3 million.  The Company intends to utilize the proceeds for general corporate purposes and to enhance lending operations.  Both the Preferred Shares and the Warrant qualify as components of the Company’s regulatory Tier 1 capital.  The additional Tier 1 capital further fortifies the Company’s already strong capital position and allows the Company to continue to ensure that it meets the credit needs of the communities it serves.

Cumulative dividends on the Preferred Shares will accrue on the liquidation preference at a rate of 5% per annum for the first five (5) years, and at a rate of 9% per annum thereafter, but will be paid only if, as and when declared by the Company’s Board of Directors.  The Preferred Shares have no maturity date and rank senior to the Common Stock with respect to the payment of dividends and distributions and amounts payable upon liquidation, dissolution and winding-up of the Company.  Subject to the approval of the Board of Governors of the Federal Reserve System, the Preferred Shares are redeemable at the option of the Company on or after the first dividend payment date falling on or after the third (3rd) anniversary of the Closing Date (the “Redeemable Date”) at 100% of the liquidation amount per share, plus any accrued and unpaid dividends.  The Preferred Shares may be redeemed prior to the Redeemable Date only if (i) the Company has raised aggregate gross proceeds in one or more Qualified Equity Offerings (defined below) in excess of $2.825 million, and (ii) the aggregate redemption price of the Preferred Shares to be redeemed does not exceed the aggregate net proceeds from such Qualified Equity Offerings. “Qualified Equity Offering” is defined as the sale for cash by the Company after the Closing Date of shares of preferred stock or Common Stock that qualifies as Tier I capital of the Company under the capital guidelines of the Company’s federal banking agency or such other qualifying Tier 1 capital.

As stated above, the Warrant has a term of ten (10) years and is immediately exercisable.  Unless both the holder of the Warrant and the Company agree otherwise, the exercise of the Warrant will be a cashless exercise.  The Treasury may not transfer a portion or portions of the Warrant with respect to, and/or exercise the Warrant for more than one-half of, the 268,621 shares of Common Stock issuable upon the exercise of the Warrant, in the aggregate, until the earlier of (i) the date on which the Company has received aggregate gross proceeds of not less than $2.825 million from one or more Qualified Equity Offerings and (ii) December 31, 2009.  In the event the Company completes one or more Qualified Equity Offerings on or prior to

December 31, 2009 that result in the Company receiving aggregate gross proceeds of not less than $2.825 million, the number of the shares of Common Stock underlying the portion of the Warrant then held by the Treasury will be reduced by one-half of the shares of Common Stock originally covered by the Warrant.  In addition, pursuant to the Securities Purchase Agreement, the Treasury has agreed not to exercise voting power with respect to any shares of Common Stock issued upon the exercise of the Warrant.

The Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the Preferred Shares and the shares of Common Stock underlying the Warrant (the “Registrable Securities”) as promptly as practicable after the Closing Date, but in any event no later than thirty (30) days after the Closing Date.  The Company has also agreed to use its reasonable best efforts to cause such registration statement to be declared or become effective and to keep such registration statement continuously effective and in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining.

The Securities Purchase Agreement, pursuant to which the Preferred Shares and the Warrant were sold, contains limitations on the payment of cash dividends on the Common Stock and on the Company’s ability to repurchase its Common Stock and subjects the Company to certain of the executive compensation limitations included in the Emergency Economic Stabilization Act of 2008 (the “EESA”).  As a condition to the closing of the transaction, each of Messrs. James S. Vaccaro, Chairman, President and Chief Executive Officer, Robert S. Vuono, Senior Executive Vice President, Chief Operating Officer and Secretary, and Anthony Giordano, III, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary (the “Senior Executive Officers”), (i) executed a waiver (the “Waiver”) voluntarily waiving any claim against the Treasury or the Company for any changes to such Senior Executive Officer’s compensation or benefits that are required to comply with the regulations issued by the Treasury under the Program and acknowledging that the regulations may require modification of the compensation, bonus, incentive and other benefit plans, arrangements and policies and agreements (collectively, “Benefit Plans”) as they relate to the period the Treasury holds any equity or debt securities of the Company acquired through the Program; and (ii) entered into a senior executive officer agreement (each a “Senior Executive Officer Agreement”) with the Company amending the Benefit Plans with respect to such Senior Executive Officer as may be necessary, during the period that the Treasury owns any debt or equity securities of the Company acquired pursuant to the Securities Purchase Agreement or the Warrant, to comply with Section 111(b) of the EESA.

The Securities Purchase Agreement and all related documents may be amended unilaterally by the Treasury to the extent required to comply with any changes in applicable federal statutes after the execution thereof.

A copy of the Letter Agreement, including the Securities Purchase Agreement, has been attached hereto as Exhibit 10.1, a copy of the Warrant has been attached hereto as Exhibit 4.2, copies of the Waivers executed by the Senior Executive Officers have been attached hereto as Exhibit 10.2 through Exhibit 10.4, respectively, and copies of the Senior Executive Officer Agreements executed by the Senior Executive Officers have been attached hereto as Exhibit 10.5 though Exhibit 10.7, respectively, and are incorporated herein by reference.  The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

Section 3 –  Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

As set forth under Item 1.01, “Entry into a Material Definitive Agreement,” the Company issued the Preferred Shares and a Warrant to purchase Common Stock to the Treasury as part of the Program.   The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated by reference into this Item 3.02. In connection with the issuance and sale of the Preferred Shares and Warrant, the Company relied on an exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated by reference into this Item 3.03.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information concerning executive compensation set forth under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated by reference into this Item 5.02.  In addition, on December 23, 2008, the Company entered into an Amended and Restated Change of Control Agreement with each of James S. Vaccaro, Chairman, President and Chief Executive Officer, Robert S. Vuono, Senior Executive Vice President, Chief Operating Officer and Secretary, and Anthony Giordano, III, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary.  The original agreements were amended and restated in order that each agreement would be in compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise not covered thereby.  Specifically, the agreements were revised to provide that any severance payable to a Senior Executive Officer thereunder will be paid in the calendar year in which such individual first becomes eligible to receive such severance.  In addition, the agreements were also revised to include a provision with respect to Section 280G of the Code.  Copies of the Amended and Restated Change of Control Agreements have been attached hereto as Exhibits 10.8 through 10.10, respectively, and are incorporated herein by reference.  The foregoing summary of these agreements is qualified in its entirety by reference thereto.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 22, 2008, the Company filed with the State of New Jersey an Amended and Restated Certificate of Incorporation increasing the number of shares of capital stock authorized for issuance from 100,000,000 shares to 110,000,000 shares, with 10,000,000 shares to be designated as preferred stock, par value $.01 per share.  The Amended and Restated Certificate of Incorporation was approved by the shareholders of the Company at a special meeting held for such purpose on December 18, 2008, adjourned, and reconvened on December 19, 2008.  A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.

Also on December 22, 2008, the Company filed with the State of New Jersey a Certificate of Amendment (the “Certificate of Amendment”) to the Amended and Restated Certificate of Incorporation establishing the preferences, rights and limitations of the Preferred Shares.  The Certificate of Amendment was effective upon filing.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01. Other Events.

On January 7, 2008, the Company had announced its intention to repurchase up to 5.7%, or 525,000 shares, of the 9,183,290 shares of Common Stock which was then outstanding.  On December 23, 2008, the Company terminated its common stock repurchase program in connection with its participation in the Program.  Upon the termination of the common stock repurchase program, the Company had repurchased 246,448 shares of Common Stock thereunder.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit
Number	Description

3.1	Amended and Restated Certificate of Incorporation.

3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation.

4.1	Certificate representing the Fixed Rate Cumulative Perpetual Senior Preferred Stock, Series A, par value $0.01 per share.

4.2	Warrant to Purchase Common Stock, dated December 23, 2008.

10.1	Letter Agreement, dated December 23, 2008, including the Securities Purchase Agreement – Standard Terms attached thereto, by and between the U.S. Department of Treasury and Central Jersey Bancorp.

10.2	Waiver, dated December 23, 2008, by James S. Vaccaro.

10.3	Waiver, dated December 23, 2008, by Robert S. Vuono.

10.4	Waiver, dated December 23, 2008, by Anthony Giordano, III.

10.5	Senior Executive Officer Agreement, dated December 19, 2008, by and between James S. Vaccaro and Central Jersey Bancorp.

10.6	Senior Executive Officer Agreement, dated December 19, 2008, by and between Robert S. Vuono and Central Jersey Bancorp.

10.7	Senior Executive Officer Agreement, dated December 19, 2008, by and between Anthony Giordano III and Central Jersey Bancorp.

10.8	Amended and Restated Change of Control Agreement, dated December 23, 2008, by and between James S. Vaccaro and Central Jersey Bancorp.

10.9	Amended and Restated Change of Control Agreement, dated December 23, 2008, by and between Robert S. Vuono and Central Jersey Bancorp.

10.10	Amended and Restated Change of Control Agreement, dated December 23, 2008, by and between Anthony Giordano III and Central Jersey Bancorp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL JERSEY BANCORP
(Registrant)

By:	/s/ James S. Vaccaro
James S. Vaccaro
Chairman, President and Chief Executive Officer
Date:  December 30, 2008

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amended and Restated Certificate of Incorporation.

3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation.

4.1	Certificate representing the Fixed Rate Cumulative Perpetual Senior Preferred Stock, Series A, par value $0.01 per share.

4.2	Warrant to Purchase Common Stock, dated December 23, 2008.

10.1	Letter Agreement, dated December 23, 2008, including the Securities Purchase Agreement – Standard Terms attached thereto, by and between the U.S. Department of Treasury and Central Jersey Bancorp.

10.2	Waiver, dated December 23, 2008, by James S. Vaccaro.

10.3	Waiver, dated December 23, 2008, by Robert S. Vuono.

10.4	Waiver, dated December 23, 2008, by Anthony Giordano, III.

10.5	Senior Executive Officer Agreement, dated December 19, 2008, by and between James S. Vaccaro and Central Jersey Bancorp.

10.6	Senior Executive Officer Agreement, dated December 19, 2008, by and between Robert S. Vuono and Central Jersey Bancorp.

10.7	Senior Executive Officer Agreement, dated December 19, 2008, by and between Anthony Giordano III and Central Jersey Bancorp.

10.8	Amended and Restated Change of Control Agreement, dated December 23, 2008, by and between James S. Vaccaro and Central Jersey Bancorp.

10.9	Amended and Restated Change of Control Agreement, dated December 23, 2008, by and between Robert S. Vuono and Central Jersey Bancorp.

10.10	Amended and Restated Change of Control Agreement, dated December 23, 2008, by and between Anthony Giordano III and Central Jersey Bancorp.